Exhibit 99.1

Joint Filing Agreement

We, the undersigned, hereby express our agreement that the attached Schedule 13D is, and any further amendments thereto signed by each of the undersigned shall be, filed on behalf of each of us pursuant to and in accordance with the provisions of Rule 13d-1(k) under the Securities Exchange Act of 1934. This agreement may be terminated with respect to the obligations to jointly file future amendments to such statement on Schedule 13D as to any of the undersigned upon such person giving written notice thereof to each of the other persons signatory hereto, at the principal office thereof.

[Signature pages follow.]

Dated: May 24, 2021

/s/ Paul Rosenbaum
Paul Rosenbaum

[Signature Page to Joint Filing Agreement]

Dated: May 24, 2021

/s/ Anthony Caracciolo
Anthony Caracciolo

[Signature Page to Joint Filing Agreement]

Dated: May 24, 2021

/s/ Arthur L. Wilmes
Arthur L. Wilmes

[Signature Page to Joint Filing Agreement]

Dated: May 24, 2021

/s/ Glenn Eisenberg
Glenn Eisenberg

[Signature Page to Joint Filing Agreement]

Dated: May 24, 2021

/s/ Jeffrey P. Beaty
Jeffrey P. Beaty

[Signature Page to Joint Filing Agreement]

Dated: May 24, 2021

/s/ Allen Gabriel
Allen Gabriel

[Signature Page to Joint Filing Agreement]

Dated: May 24, 2021

/s/ Judson Longaker
Judson Longaker

[Signature Page to Joint Filing Agreement]

Dated: May 24, 2021

/s/ Steve Dalal
Steve Dalal

[Signature Page to Joint Filing Agreement]

Dated: May 24, 2021

/s/ Jeffrey Weiner
Jeffrey Weiner

[Signature Page to Joint Filing Agreement]

Dated: May 24, 2021

/s/ Frederick Axelberd
Frederick Axelberd

[Signature Page to Joint Filing Agreement]

Dated: May 24, 2021

/s/ Yaron Okun
Yaron Okun, for himself and as attorney-in-fact for Tevya Finger

[Signature Page to Joint Filing Agreement]

Dated: May 24, 2021

/s/ Jack Chitayat
Jack Chitayat

[Signature Page to Joint Filing Agreement]

Dated: May 24, 2021

/s/ Arlyn J. Bossenbrook
Arlyn J. Bossenbrook

[Signature Page to Joint Filing Agreement]

Dated: May 24, 2021

/s/ Paul Hydok
Paul Hydok

[Signature Page to Joint Filing Agreement]

Dated: May 24, 2021

/s/ Charles M. Johnson Jr.
Charles M. Johnson Jr.

[Signature Page to Joint Filing Agreement]

Dated: May 24, 2021

/s/ Jonathan Hartley
Jonathan Hartley

[Signature Page to Joint Filing Agreement]

Dated: May 24, 2021

/s/ Brendan Thorson
Brendan Thorson

[Signature Page to Joint Filing Agreement]

Dated: May 24, 2021

/s/ Joe Rector
Joe Rector

[Signature Page to Joint Filing Agreement]

Dated: May 24, 2021

/s/ Francesco Tosco
Francesco Tosco

[Signature Page to Joint Filing Agreement]

Dated: May 24, 2021

/s/ William M. Rawsonv
William M. Rawson

[Signature Page to Joint Filing Agreement]

Dated: May 24, 2021

/s/ Veronica Marano
Veronica Marano

[Signature Page to Joint Filing Agreement]

Dated: May 24, 2021

/s/ Richard G. Pestell, M.D., Ph.D.
Richard G. Pestell, M.D., Ph.D.

[Signature Page to Joint Filing Agreement]

Dated: May 24, 2021

/s/ Peter Christopher Caputo
Peter Christopher Caputo

[Signature Page to Joint Filing Agreement]

Dated: May 24, 2021

/s/ Antonio Parisi
Antonio Parisi

[Signature Page to Joint Filing Agreement]